UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 10, 2025

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Entry into Material Definitive Agreement

As previously disclosed, on October 31, 2024, Nuvve Holding Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited institutional and individual investors (the “Investors”), pursuant to which the Company issued to the Investors senior convertible promissory notes, dated October 31, 2024 (the “October Notes”), convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). As previously disclosed, in March 2025, certain of the Investors exercised their additional investment right under the Purchase Agreement to purchase additional senior convertible promissory notes, which the Company issued to such Investors on March 5, 2025 (the “AIR Notes”).

On April 10, 2025, the Company and certain Investors, as applicable, amended and restated the October Notes (the “Restated October Notes”) and the AIR Notes (the “Restated AIR Notes”) to, among other thing, provide that the conversion price for any conversion of the October Notes or the AIR Notes, respectively, into shares of Common Stock shall be subject to a floor price equal to $0.528 per share, subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events.

The foregoing descriptions of the Restated October Notes and the Restated AIR Notes are not complete and are qualified in their entirety by reference to the full text of such documents, the forms of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
4.1	Form of Amended and Restated Convertible Note, originally issued October 31, 2024
4.2	Form of Amended and Restated Convertible Note, originally issued March 5, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2025

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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